UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 20, 2009 (March 19, 2009)

Pennsylvania Commerce Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-50961	25-1834776
(State or other jurisdiction ofincorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 Paxton Street, Harrisburg, Pennsylvania		17111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 800-653-6104

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 19, 2009, Pennsylvania Commerce Bancorp, Inc. shareholders approved a proposal to amend the company’s Articles of Incorporation to increase the number of authorized shares of Pennsylvania Commerce common stock to 25,000,000.   The Amendment will be effective upon filing with the Pennsylvania Secretary of State.

Item 8.01. Other Events

On March 19, 2009, Pennsylvania Commerce Bancorp, Inc. issued a press release announcing that Pennsylvania Commerce Bancorp Shareholders approved the proposal to acquire and merge with Republic First Bancorp.

  A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01.   Financial Statements and Exhibits

Exhibit No.

99.1	Press Release, dated March 19, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2009	PENNSYLVANIA COMMERCE BANCORP, INC. (Registrant)
/s/ Mark A. Zody
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Mark A. Zody
Chief Financial Officer